UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       August 24, 2004 (August 24, 2004)


                       NORFOLK SOUTHERN RAILWAY COMPANY
            (Exact Name of Registrant as Specified in Its Charter)


                                   Virginia
                (State or Other Jurisdiction of Incorporation)


            1-743
            1-3744
            1-4793
            1-546-2                                    52-6002016
   (Commission File Number)                   (IRS Employer Identification No.)


Three Commercial Place, Norfolk, Virginia                23510-9241
(Address of Principal Executive Offices)                 (Zip Code)


                                (757) 629-2680
              Registrant's Telephone Number, Including Area Code


                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           Section 8 - Other Events

Item 8.01.        Other Events.

         On August 24, 2004, Norfolk Southern Railway Company ("NSR") issued a press release, attached hereto as Exhibit 99.1, announcing the results of Consolidated Rail Corporation ("Conrail"), CSX Transportation, Inc. (CSXT) and NSR offer to exchange and Conrail's consent solicitation.

                 Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

   99.1           Norfolk Southern Railway Company and CSX Transportation, Inc.
                  Joint Press Release, dated August 24, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORFOLK SOUTHERN RAILWAY COMPANY
                                           (Registrant)


                                   By:   /s/   Reginald J. Chaney
                                        --------------------------------------
                                        Name:  Reginald J. Chaney
                                        Title: Corporate Secretary

Date:  August 24, 2004

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Norfolk Southern Railway Company and CSX Transportation, Inc.
                  Joint Press Release, dated August 24, 2004.